UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2015

__________________________________________

WESTMORELAND COAL COMPANY
(Exact Name of Registrant as Specified in Charter)
__________________________________________

Delaware	001-11155	23-1128670
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9540 South Maroon Circle, Suite 200 Englewood, CO	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (855) 922-6463

N/A
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

The Change in Control Agreements described under Item 5.02 below are incorporated by reference into this Item 1.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Annual Incentive Plan Award to Chief Executive Officer

On February 20, 2015, the Compensation and Benefits Committee (the "Committee") of the board of directors (the "Board") of Westmoreland Coal Company (the "Company") recommended, and the Board approved, an award of $2.5 million to Chief Executive Officer Keith Alessi under the Company's annual incentive plan. The award was made above target levels under the annual incentive plan, which reflected the exemplary performance of Mr. Alessi over the past year leading the Company through several transformational transactions, among other accomplishments. The award, which is normally paid out in cash only, will be paid out $1 million in cash and $1.5 million in Company common stock, subject to the Company's Amended and Restated 2007 Equity Incentive Plan for Employees and Non-Employee Directors. The Board also approved Mr. Alessi's compensation package for 2015 including base salary of $800,000, 100% of base salary for his annual incentive plan target and 300% of base salary for his long-term incentive plan target.

Modification of Future Compensatory Plan

Additionally, upon the recommendation of the Committee, the Board modified the performance metric targeted under the Company's long-term incentive plan, starting with the 2015 performance-based targets. Most recently under the long-term incentive plan, participants' incentive targets were based on achieving Company free cash flow goals at a threshold, target and maximum number. The Board determined that, moving forward, this performance-based metric will be based on the Company's total shareholder return, similarly on a threshold, target and maximum number. The total shareholder return will be based 30% on a Coal ETF and 70% on the Russell 3000.

Entry into Change in Control Agreements with Executive Officers

On February 25, 2015, all of the Company's named executive officers Keith Alessi, Kevin Paprzycki, Jennifer Grafton, Joseph Micheletti and John Schadan, as well as certain other officers, entered into change in control agreements (the "Agreements") with the Company. The terms of the Agreements are materially similar and include a double trigger change in control mechanism. Upon termination after a change in control, as defined under the Agreements, named executive officers are entitled to two times base pay and payment of their target annual incentive plan payout, as well as an immediate vesting of all equity not yet vested. The Agreements have a two year term that is automatically renewed for additional one year terms if not terminated with nine months notice. The Agreements also include typical confidentiality and non-disparagement terms, as well as a one year non-compete.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Additionally, on February 20, 2015, the Board, upon recommendation by the Nominating and Corporate Governance Committee, approved certain amendments to the Company's Bylaws, to among other things:

•	expand the means by which notice of meetings may be given;

•
clarify that, in the event that no annual meeting was held in the prior year or the date of the annual meeting has been changed by more than 30 calendar days from the anniversary of the prior year’s annual meeting (or an election is held at a special meeting of stockholders), a stockholder proposal and a nominee proposal must be delivered to the Secretary not earlier than the close of business on the 120th prior to the anniversary date of the prior year’s annual meeting of stockholders and not later than the close of business on the later of the 90th prior to such annual meeting or the 10th day following the first public announcement of such annual meeting;

•	remove references to “Preferred Stock Directors” and the voting rights of holders of the Company's Series A Preferred Stock, which has been redeemed;

•	allow for the Vice Chairman to act as chairman of meetings of stockholders;

•	elect to be governed by Section 141(c)(2) of the Delaware General Corporation Law which imposes fewer restrictions on the powers and authority that a board may delegate to a committee; and

•	make other minor changes to update, provide clarification and modernize the Company's Bylaws.

A copy of the Bylaws approved by the Board of Directors is filed herewith as Exhibit 3.1, is incorporated herein by reference, and the foregoing summary description of the same is qualified in its entirety by reference to the actual text of the forum selection clause filed herewith.

Item 7.01. Regulation FD Disclosure

Westmoreland Coal Company Investor Presentation

On February 24, 2015, the Company made an investor presentation that included the slides furnished as Exhibit 99.1 to this Current Report on Form 8-K. The slides contained in Exhibit 99.1 are also posted on the Company's website at www.westmoreland.com.

Formation of Health, Safety and Environment Committee of the Board

On February 20, 2015, the Board also unanimously approved the creation of a Health, Safety and Environment Committee. The Committee is comprised of current independent directors Terry Bachynski, Jan Packwood, Michael Hutchinson and Bob Scharp, with Mr. Bachynski serving as chairman. The Health, Safety and Environment Committee is in the process of drafting and approving its charter, as well as setting goals for the year.

The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Westmoreland Coal Company, as amended February 20, 2015

99.1	Investor Presentation dated February 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND COAL COMPANY

Date: February 25, 2015	By:	/s/ Jennifer S. Grafton
Jennifer S. Grafton Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Westmoreland Coal Company, as amended February 20, 2015

99.1	Investor Presentation dated February 2015

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